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                                                                  EXHIBIT 10.102

                              SECOND AMENDMENT TO
                     AMENDED AND RESTATED CREDIT AGREEMENT
                              (SERVICING FACILITY)

         THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (SERVICING FACILITY) (the "AMENDMENT"), dated as of June 23, 2000, is entered into between the Lenders party hereto, BANKERS TRUST COMPANY, a New York banking corporation, as agent for the Lenders (the "AGENT"), DORAL FINANCIAL CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico ("DFC"), and DORAL MORTGAGE CORPORATION, a corporation organized under the laws of the Commonwealth of Puerto Rico and a wholly-owned subsidiary of DFC ("DMC", and together with DFC, each a "BORROWER" and collectively, the "BORROWERS"), with reference to the Amended and Restated Credit Agreement (Servicing Facility), dated as of June 25, 1999, as amended by the First Amendment to Amended and Restated Credit Agreement (Servicing Facility) dated as of November 30, 1999, between the Borrowers, the Agent and the lenders party thereto (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"). All capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         The Lenders, the Agent and the Borrowers wish to amend the Credit Agreement as set forth herein.

         ACCORDINGLY, the parties hereto agree as follows:

         Section 1.        Amendments to Credit Agreement.

         (a) The following new definitions shall be added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

                  ""ADJUSTED ASSETS" shall mean, with respect to each asset of DFC and its consolidated Subsidiaries (other than its Non-Mortgage Banking Subsidiaries), the quotient obtained by multiplying the value of such asset as determined in accordance with GAAP, consistently applied, by the Maximum Liability Factor for such asset as set forth in Exhibit P."

                  ""AGGREGATE ADJUSTED ASSETS" shall mean, with respect to DFC and its consolidated Subsidiaries (other than its Non-Mortgage Banking Subsidiaries), the aggregate amount of all Adjusted Assets of such entities."

                  ""TOTAL BORROWER LIABILITIES" shall mean the aggregate amount of all liabilities of DFC and its consolidated Subsidiaries (other than its Non-Mortgage Banking Subsidiaries) determined in accordance with GAAP, consistently applied, other than (i) Permitted Subordinated Indebtedness, and (ii) any preferred stock included as a liability of such entity in accordance with GAAP."

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                                      -2-


                  ""WAREHOUSE FACILITY 2 TRANCHE A LOANS" shall mean the "Facility 2 Tranche A Loans" as such term is defined in the Warehouse Credit Agreement."

                  ""WAREHOUSE FACILITY 2 TRANCHE B LOANS" shall mean the "Facility 2 Tranche B Loans" as such term is defined in the Warehouse Credit Agreement."

         (b) The definition of "MATURITY DATE" set forth in Section 1.1 of the Credit Agreement shall be amended by replacing "June 23, 2000" with "June 22, 2001".

         (c) The definition of "NON-MORTGAGE BANKING SUBSIDIARIES" set forth in Section 1.1 of the Credit Agreement shall be amended to read as follows:

                  ""NON-MORTGAGE BANKING SUBSIDIARIES" shall mean any Subsidiary of DFC that is not primarily engaged in the business of mortgage banking as reasonably determined by the Agent from time to time, including the following: (i) Doral Bank, (ii) Doral Securities, Inc., (iii) Doral Bank FSB, (iv) Doral Capital, Inc., (v) Doral Properties, Inc., (vi) Doral Money, Inc., (vii) Doral Agency, Inc., and (viii) Doral International, Inc."

         (d) The definition of "TOTAL LIABILITIES" set forth in Section 1.1 of the Credit Agreement shall be deleted in its entirety.

         (e) Sections 2.1 and 2.8(b) of the Credit Agreement shall be amended by replacing the phrase "Warehouse Facility 2 Tranche C Loans" with the phrase "Warehouse Facility 2 Tranche A Loans, Warehouse Facility 2 Tranche B Loans and Warehouse Facility 2 Tranche C Loans" wherever it appears in such sections.

         (f) Section 4.8 of the Credit Agreement shall be amended to read as follows:

                  "SECTION 4.8      SUBSIDIARIES.

                  As of June 23, 2000, DFC has no Subsidiaries other than (i) DMC, (ii) Doral Bank, (iii) Centro Hipotecario de Puerto Rico, Inc.,
         (iv) Doral Properties, Inc., (v) Doral Securities, Inc., (vi) Doral Bank FSB, (vii) Doral Money, Inc., (viii) Doral Capital, Inc., (ix) SANA Mortgage Bankers, (x) Doral Agency, Inc., and (xi) Doral International, Inc. DFC owns, directly or through another Subsidiary of DFC, one hundred percent (100%) of the stock of each such Subsidiary, and all of the stock of each such Subsidiary has been duly issued and is fully paid and nonassessable. DMC has no Subsidiaries as of June 23, 2000 other than SANA Mortgage Bankers."

         (g) Section 5.1(a)(i) of the Credit Agreement shall be amended by replacing the phrase "ninety-five (95) days" with the phrase "one hundred (100) days".

         (h) Section 5.1(a)(ii) of the Credit Agreement shall be amended by replacing the phrase "fifty (50) days" with the phrase "fifty-five (55) days".

         (i) Section 5.1(a) of the Credit Agreement shall be amended by renumbering clause (x) thereof as clause (xi), by deleting the word "and" at the end of clause (ix) thereof, and by adding thereto immediately following clause (ix) thereof the following new clause (x):


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                                      -3-


                  "(x)     Federal Reserve Report. As soon as available and in
         any event within fifty-five (55) days after the end of each fiscal quarter of DFC, Federal Reserve Report FR Y-9C Risk Based Capital Report for DFC and its Subsidiaries and any successor report thereto or replacement thereof; and"

         (j) Section 5.1 of the Credit Agreement shall be amended to add the following new clause (j) thereto immediately following clause (i) thereof:

                  "(j)     Replacement of Notes and Security Documents. Upon
         receipt of an affidavit of an officer of any Lender as to the loss, theft, destruction or mutilation of any Note held by such Lender or any security document executed in connection herewith which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Note or security document, issue, in lieu thereof, a replacement note, in the same principal amount thereof and otherwise of like tenor, or security document."

         (k) Section 5.2(b) of the Credit Agreement shall be amended to read as follows:

                  " (b)    Change of Business. Except as permitted under Section
         5.2(e), engage in any type of business that is unrelated to (i) the mortgage banking and lending business and the servicing of Mortgage Loans, or (ii) any related financial services business (including, without limitation, any activity permitted for banks, savings associations, savings and loan or bank holding companies, or financial holding companies), or permit any of DFC's Subsidiaries to engage in any type of business other than financial services (including, without limitation, any activity permitted for banks, savings associations, savings and loan or bank holding companies, or financial holding companies); provided that the Borrowers may create one or more Subsidiaries for the purposes of acquiring, developing and holding real property to be leased principally to DFC and DFC's other Subsidiaries."

         (l) Section 5.2 of the Credit Agreement shall be amended by adding the following new clause (l) immediately following clause (k) thereof:

                  "(l)     Well Capitalized Institution. In the case of DFC,
         cease to be a "well capitalized institution" in accordance with the guidelines relating to such institutions promulgated by the Board from time to time."

         (m) Section 5.3 of the Credit Agreement shall be amended by adding the following new clause (a) immediately preceding clause (b) thereof:

                  "(a)     Total Borrower Liabilities. Permit DFC and its
         consolidated Subsidiaries (other than its Non-Mortgage Banking Subsidiaries) to incur Total Borrower Liabilities in excess of Aggregate Adjusted Assets. An example of the determination of compliance with such covenant, for illustrative purposes only, is set forth in Exhibit P."

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                                      -4-


         (n) Section 5.3(c) of the Credit Agreement shall be deleted in its entirety and Section 5.3(d) shall be renumbered Section 5.3(c).

         (o) The form of "Sample Calculation of Total Borrower Liabilities" attached as Appendix A hereto shall be added to the Credit Agreement as a new Exhibit P thereto immediately following Exhibit O thereto.

         (p) Hibernia National Bank shall cease to be a Lender under the Credit Agreement, the other Loan Documents and the Intercreditor Agreement for all purposes thereof and Bank of America, N.A. shall be added as a Lender under the Credit Agreement, the other Loan Documents and the Intercreditor Agreement. The Commitments of the respective Lenders shall be as set forth opposite the names of the Lenders on the signature pages hereto.

         (q) The following Lenders and their affiliates shall have the titles set forth below for purposes of the credit facilities contemplated by the Credit Agreement:

         Deutsche Bank Securities Inc.      Arranger and Syndication Agent
         Deutsche Bank Securities Inc.      Documentation Agent
         Bankers Trust Company              Administrative Agent
         First Union National Bank          Managing Agent
         Bank of America, N.A.              Managing Agent

         (r) All references to the "Agent" under the Credit Agreement and the other Loan Documents shall be deemed to be references to the "Administrative Agent".

         Section 2. Representations and Warranties. The Borrowers represent and warrant that, on and as of the date hereof, all of the representations and warranties made by them in the Credit Agreement and the other Loan Documents are true and correct as if made on and as of the date hereof and no Potential Default or Event of Default has occurred and is continuing.

         Section 3. Effectiveness. This Amendment shall become effective as of the date hereof upon delivery to the Administrative Agent of (i) counterparts of this Amendment, duly executed and delivered by the parties hereto, (ii) a duly executed Note for Bank of America, N.A., and (iii) reliance letters from New York counsel and Puerto Rico counsel for the Borrowers addressed to Bank of America, N.A., in the form of Appendix B-1 and Appendix B-2 hereto, respectively, duly executed by such counsel.

         Section 4. Post-Closing Matters. The Borrowers agree to deliver to the Administrative Agent not later than forty-five (45) days following the date hereof, certified copies of the resolutions of the Board of Directors of each of the Borrowers evidencing the authorization of such Borrower to enter into this Amendment and the Additional Lender Agreement being executed and delivered by such Borrower concurrently with the execution and delivery of this Amendment and to consummate the transactions and matters contemplated hereby and thereby.


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         Section 5.        Counterparts. This Amendment may be executed in any
number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         Section 7. Miscellaneous. Except as expressly amended hereby, none of the terms, covenants and conditions contained in the Credit Agreement, the other Loan Documents or the Intercreditor Agreement shall be amended or waived, and all such terms, covenants and conditions shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Nothing contained herein shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, any other Loan Document or the Intercreditor Agreement, or constitute a waiver of any provision of the Credit Agreement, any other Loan Document or the Intercreditor Agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                          DORAL FINANCIAL CORPORATION,
                          as a Borrower

                          By:     /s/ Mario S. Levis
                                  --------------------------------------
                          Name:   Mario S. Levis
                          Title:  Executive Vice President and Treasurer

                          DORAL MORTGAGE CORPORATION,
                          as a Borrower

                          By:     /s/ Mario S. Levis
                                  --------------------------------------
                          Name:   Mario S. Levis
                          Title:  Executive Vice President

Commitment: $8,000,000    BANKERS TRUST COMPANY,
                          as Administrative Agent and as a Lender

                          By:     /s/ Kevin M. McCann
                                  --------------------------------------
                          Kevin M. McCann
                          Managing Director


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                                      -6-


Commitment:   $8,000,000          FIRST UNION NATIONAL BANK,
                                  as Managing Agent and as a Lender

                                  By:     /s/ R. Steven Hall
                                         ---------------------------------
                                  Name:  R. Steven Hall
                                         ---------------------------------
                                  Title: Vice President
                                         ---------------------------------

Commitment:   $8,000,000          BANK OF AMERICA, N.A.
                                  as Managing Agent and as a Lender

                                  By:    /s/ Chad Patton
                                         ---------------------------------
                                  Name:  Chad Patton
                                         ---------------------------------
                                  Title: Vice President
                                         ---------------------------------


Commitment:   $7,000,000          FLEET NATIONAL BANK (formerly BANKBOSTON,
                                  N.A.), as a Lender

                                  By:    /s/ Robert T.P. Storer
                                         ---------------------------------
                                  Name:  Robert T.P. Storer
                                         ---------------------------------
                                  Title: Managing Director
                                         ---------------------------------


Commitment:   $7,000,000          THE BANK OF NEW YORK,
                                  as a Lender

                                  By:    /s/ Robert W. Pierson
                                         ---------------------------------
                                  Name:  Robert W. Pierson
                                         ---------------------------------
                                  Title: Vice President
                                         ---------------------------------


Commitment:   $7,000,000          NATIONAL CITY BANK OF KENTUCKY,
                                  as a Lender

                                  By:    /s/ Robert Ogburn
                                         ---------------------------------
                                  Name:  Robert Ogburn
                                         ---------------------------------
                                  Title: Senior Vice President
                                         ---------------------------------

Commitment:   $5,000,000          CREDIT LYONNAIS, NEW YORK BRANCH,
                                  as a Lender

                                  By:    /s/ W. Jay Buckley
                                         ---------------------------------
                                  Name:  W. Jay Buckley
                                         ---------------------------------
                                  Title: First Vice President
                                         ---------------------------------





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Commitment:   $5,000,000          COLONIAL BANK,
                                  as a Lender

                                  By:    /s/ Amy J. Nunneley
                                         ---------------------------------
                                  Name:  Amy J. Nunneley
                                         ---------------------------------
                                  Title: SVP
                                         ---------------------------------